united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23826

Nomura Alternative Income Fund

(Exact name of registrant as specified in charter)

c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Timothy Burdick, Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-667-9000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/25

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

Nomura Alternative Income Fund
Class I Shares (NAIFX)

Annual Report
March 31, 2025

This report and the consolidated financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

TABLE OF CONTENTS

Letter to Shareholders (Unaudited)	Page 1
Portfolio Review (Unaudited)	Page 3
Consolidated Schedule of Investments	Page 4
Consolidated Statement of Assets and Liabilities	Page 8
Consolidated Statement of Operations	Page 9
Consolidated Statements of Changes in Net Assets	Page 10
Consolidated Statement of Cash Flows	Page 11
Consolidated Financial Highlights	Page 13
Notes to Consolidated Financial Statements	Page 14
Report of Independent Registered Public Accounting Firm	Page 25
Supplemental Information (Unaudited)	Page 26
Privacy Notice (Unaudited)	Page 30
Proxy Voting Policy & Portfolio Holdings (Unaudited)	Page 32

NOMURA ALTERNATIVE INCOME FUND
LETTER TO SHAREHOLDERS
March 31, 2025

Dear Shareholder,

Nomura Capital Management LLC is pleased to provide the audited annual financial statements for the Nomura Alternative Income Fund (the “Fund”) for the fiscal year beginning April 1st, 2024 through March 31st, 2025.

The Fund recently completed its first two years of operations and on behalf of everyone at our firm, I would like to thank all of our investors for your lasting trust and partnership. Over the fiscal period, the Fund’s institutional share class (NAIFX) delivered a net total return of +9.17%. The Fund’s performance benefited from increasing the private markets allocation from 73.4% at the beginning of the period to 90.8% at the end of the period. Returns were driven by private credit interest and dividend income. There were no meaningful detractions from performance.

The market environment during this fiscal period was characterized by progressively increasing uncertainty going into the November election, punctuated by significant bouts of volatility. These concerns were stoked by persistent inflation worries, shifts in monetary policy, and heightened ambiguity on election outcomes. Despite uncertainty, the Fund has stayed the course and deployed capital into private opportunities via limited partnership commitments and direct deal participations with third party asset managers. These opportunities are diversified across sub-asset class exposures.

Fund assets grew meaningfully during the period, with subscriptions of approximately $54M, minimal repurchases ($0.4M), and approximately 85% reinvestment of shares from distributed income per the Fund’s dividend reinvestment program as outlined in the prospectus. Following the initial deployment of capital into private markets, the Fund increased its quarterly dividend to 10% annualized in August 2024 to align with the higher return profile of underlying investments.

The Fund remained invested in private markets through loan participations, and limited partnership positions in external managers, as well as a 3% allocation to collateralized loan obligations and government-guaranteed, public assets for liquidity purposes. As of the end of the period, the Fund had $155.3M (approximately 89%) of exposure to private credit across 55 opportunities in which 20 different origination partners were involved. These partnerships add exposure across a range of sectors within the private credit markets, including real estate, asset -based lending, specialty finance, and corporate lending (e.g. direct lending). A complete listing of the Fund’s investments can be found in the Consolidated Schedule of Investments.

On behalf of the entire Nomura Capital Management team, we thank you for your interest and investment in the Fund. We believe that market dislocations may continue and provide opportunities, and we are excited and honored to be making investments as your guide in private credit markets.

Sincerely,

Matthew Pallai

Chief Investment Officer

Nomura Capital Management LLC

NOMURA ALTERNATIVE INCOME FUND
LETTER TO SHAREHOLDERS (Continued)
March 31, 2025

Past performance does not guarantee future results.

The Fund is a continuously-offered, non-diversified, registered closed-end management investment company with limited liquidity.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

●	The Fund’s shares (the “Shares”) are not listed on any stock exchange, and we do not expect a secondary market in the Shares to develop.

●	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

●	Although we are required to and have implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

●	You should consider that you may not have access to the money you invest for an indefinite period of time.

●	An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	The Fund has limited operating history and the Shares have no history of public trading.

An investment in the Fund involves risk. The Fund may leverage its investments by borrowing. The use of leverage increases both risk of loss and profit potential. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform.

The Nomura Alternative Income Fund is distributed by Foreside Financial Services, LLC.

Nomura Alternative Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2025

The Fund’s performance figures for the periods ended March 31, 2025, compared to its benchmark are below:

		Annualized
		Since Inception*
	One Year	(3/23/2023)
Nomura Alternative Income Fund - Class I^	9.17%	7.26%
S&P LSTA U.S. Leveraged Loan 100 Index (Total Return) **	7.06%	8.66%

*	Effective date of Fund. The Fund commenced operations on February 13, 2023.

^	The Fund’s total returns assume reinvestment of dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived. The performance shown represents past performance and does not guarantee future results.

**	The S&P LSTA U.S. Leveraged Loan 100 Index (Total Return) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. It is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark – the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly into an index.

Performance of a $1,000,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Class I Shares of the Fund since inception. The performance shown represents past performance and does not guarantee future results. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be higher or lower than the performance data quoted. For performance information current to the most recent month-end, please call 1-833-836-0206.

Consolidated Holdings by Type of Investment	% of Net Assets
Loans	25.2%
Collateralized Loan Obligations Debt	3.0%
Collateralized Mortgage Obligations	2.7%
Private Investment Vehicles	4.2%
Investment Partnerships	58.4%
Short Term Investment
Money Market Fund	4.5%
Other Assets in Excess of Liabilities	2.0%
100.0%

Please refer to the Consolidated Schedule of Investments that follows in this annual report for a detailed list of the Fund’s holdings.

NOMURA ALTERNATIVE INCOME FUND
CONSOLIDATED SCHEDULE OF
INVESTMENTS March 31, 2025

Shares/Principal
Amount ($)		Interest Rate/Spread	Fair Value
	LOANS — 25.2%(a)(d)
	ASSET-BASED — 3.5%
$3,000,000	PFF, LLC, Promissory Note, 12/20/27	12.00%	$3,000,000
$3,000,000	PFF, LLC, Promissory Note, 01/15/28	12.00%	3,000,000
			6,000,000
	CORPORATE — 1.5%
$1,100,000	A. Stucki Company, 03/31/30(e)	SOFR + 4.75%	1,091,750
$—	A. Stucki Company – First Lien Delay Draw, 09/30/26(e)(m)	SOFR + 4.75%	(1,500)
$1,500,000	OD Intermediate SUBI Holdco VII LLC, 11/01/27	12.50%	1,518,750
			2,609,000
	REAL ESTATE— 8.9%
$500,000	2 Hopmeadow Street Realty Company, LLC, 10/06/25(e)	SOFR + 6.19%	500,450
$1,000,000	28 Pearl Street Development LLC, 12/05/25(e)	SOFR + 6.23%, floor of 4.27%	1,000,000
$600,000	40 Connecticut Ave Associates LLC, 10/16/26(e)	SOFR + 6.66%	600,000
$700,000	61 West Street Associates LLC, 12/16/25(e)	SOFR + 6.50%	700,770
$800,000	BDP Bloomfield Avenue, LLC, 10/01/25(e)	WSJ Prime + 4.50%, floor of 13.00%	800,000
$750,000	Beezle Azul LLC, 07/10/25(e)	SOFR + 6.20%, floor of 4.30%	750,000
$800,000	Blueberry Hill II, LLC, 01/12/26	12.00%	800,000
$540,000	Bojadzic Construction LLC, 10/07/25(e)	SOFR + 6.50%, floor of 4.25%	540,000
$1,250,000	Bristol Industrial Senior Loan, 07/01/25	15.00%	1,270,875
$625,000	Dorset Crossing, LLC, 08/04/25(e)	SOFR + 5.86%	625,250
$800,000	Peyton Project, LLC, 10/04/25(e)	1M SOFR + 6.75%, floor of 12.05%	800,000
$500,000	R&R Clinton Ventures III, 10/06/25(e)	SOFR + 6.20%	500,450
$1,400,000	Royersford Industrial Senior Loan, 06/23/25	14.00%	1,410,360
$700,000	Silver Birch Realty LLC, 07/30/25(e)	SOFR + 6.20%, floor of 4.30%	700,000
$1,500,000	Sound View Tower LLC, 05/18/25(e)	1M SOFR +6.65%	1,508,250
$800,000	Swintstorage Gainesville FL, LLC, 07/01/25(e)	1M SOFR + 7.20%, floor of 12.50%	800,000
$250,000	Tampa Industrial Senior Loan, 08/28/25	13.00%	252,225
$2,000,000	Windsor Street Associates, LLC, et al., 03/20/26(e)	1M SOFR + 7.19%, floor of 3.81%	2,000,000
			15,558,630

See accompanying notes to consolidated financial statements.

NOMURA ALTERNATIVE INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2025

Shares/Principal
Amount ($)		Interest Rate/Spread	Fair Value
	LOANS — 25.2% (Continued)(a)(d)
	SPECIALTY FINANCE— 11.3%
$1,500,000	Cashco Financial, Inc., 04/16/27(e)	SOFR + 10.25%	$1,521,000
$1,500,000	CH SPV A Holding LLC, 02/14/27(e)	SOFR + 11.25%	1,520,100
$750,000	Cliffhanger 2 Productions, LLC, 04/30/25(f)	0.00%	956,250
$742,500	CR Steak LV LLC, 08/04/26	12.00%	738,713
$916,106	Future Family Loan Portfolio, Class A, 05/16/30	12.00%	931,771
$28,717	Future Family Loan Portfolio, Class B, 05/16/30	15.00%	29,055
$344,190	IHC California LLC & Iron Horse Credit LLC, 06/30/28(e)	SOFR + 9.50%	349,869
$2,000,000	Leasepoint Funding Group, LLC, 09/17/26(e)	SOFR + 7.75%	2,000,000
$1,500,000	Nexgen Financial, 03/28/28(e)	SOFR + 12.25%	1,525,950
$1,500,000	OnRamp Funding, 02/28/27(e)	SOFR + 12.50%	1,511,250
$1,500,000	Opus Trust I/II, 02/23/26(e)	SOFR + 10.50%	1,513,200
$1,250,000	OTG Productions LLC, 09/30/25(g)	SOFR + 12.00%	1,250,000
$897,349	Raistone Purchasing LLC - Series XXXI, Perpetual Maturity(h)	SOFR + 6.00%	891,380
$750,000	Riddick 4 Production LLC, 04/30/25(o)	0.00%	908,970
$1,500,000	Sezzle, Inc., 04/19/27(e)	SOFR + 10.19%	1,521,000
$720,000	Ultra Padel Club, 11/27/27	13.00%	720,000
$1,500,000	Vernance Originations, LLC, 07/06/27(e)	SOFR + 11.00%	1,511,250
$740,035	Yacht Management Services, 07/21/25(i)	12.00%	385,558
			19,785,316
	TOTAL LOANS (Cost $44,170,391)		43,952,946

	COLLATERALIZED LOAN OBLIGATIONS — 3.0%(e)(j)
$400,000	Allegro Clo VIII-S Ltd. Series 3A E1, 10/20/37	TSFR3M + 6.60%	402,110
$600,000	Allegro Clo VIII-S Ltd. Series 3A E2, 10/20/37	TSFR3M + 8.00%	603,230
$750,000	Babson CLO Ltd. Series 4A ER, 10/20/37	TSFR3M + 6.75%	755,529
$1,500,000	Maranon Loan Funding Ltd. Series 2A D, 01/15/36	TSFR3M + 6.75%	1,517,299
$500,000	Maranon Loan Funding Ltd. Series 2A E, 01/15/36	TSFR3M + 10.00%	508,775
$1,000,000	OHA Credit Partners XVII Ltd. Series 17A E, 01/18/38	TSFR3M + 5.00%	993,830
$500,000	Vibrant CLO XIII Ltd. Series 13A ER, 01/15/38	TSFR3M + 7.59%	505,514
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $5,226,642)		5,286,287

See accompanying notes to consolidated financial statements.

NOMURA ALTERNATIVE INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2025

Shares/Principal
Amount ($)		Interest Rate/Spread	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —2.7%
$1,932,801	Fannie Mae REMICS Series 23-17 JA, 06/25/50	5.50%	$1,989,102
$2,216,488	Ginnie Mae II Pool 786445, 08/20/49(e)	H15T1Y + 1.51%	2,229,509
$4,931,305	Government National Mortgage Association Series 2021-49 IP, 01/20/51	2.50%	466,709
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,605,632)		4,685,320

	PRIVATE INVESTMENT VEHICLES — 4.2%(a)
—	Lake Summit Alternative Loan Trust 2025-1(d)		5,217,108
—	SP Technology Payments II, LLC(b)		1,537,805
—	Wolfe Pond Park CLO, Ltd.(d)(m)(n)		500,000
	TOTAL PRIVATE INVESTMENT VEHICLES (Cost $7,217,108)		7,254,913

	INVESTMENT PARTNERSHIPS — 58.4%(a)(b)
—	ACORE Credit Partners II, LP		6,420,401
—	AG Asset Based Credit Fund, L.P.		19,634,579
—	Alcova Capital Yield Premium Fund, L.P.		6,033,766
—	Bastion Funding V L.P.		2,929,448
—	Blue Owl A4 Evergreen (Cayman) LP		11,786,576
—	Crestline Opportunity Fund V Offshore TE/SWF, L.P.		2,631,996
—	Fairbridge Partners L.P.		2,497,563
—	Maranon Senior Credit Strategies Fund XIV, L.P.		19,742,168
—	Medalist Partners Asset Based Private Credit Fund III LP Onshore Feeder, L.P., Class B(c)		18,862,868
—	Saluda Grade Income Fund L.P.		5,077,000
—	Sound Point Discovery Fund LLC		1,518,828
—	The Varde CRE Lending Fund, L.P.		4,969,828
	TOTAL INVESTMENT PARTNERSHIPS (Cost $101,286,131)		102,105,021

	SHORT-TERM INVESTMENT — 4.5%
	MONEY MARKET FUND - 4.5%
7,933,990	First American Treasury Obligations Fund, Class X, 4.26% (Cost $7,933,990)(k)		7,933,990

	TOTAL INVESTMENTS - 98.0% (Cost $170,439,894)		$171,218,477
	OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%(l)		3,500,658
	NET ASSETS - 100.0%		$174,719,135

See accompanying notes to consolidated financial statements.

NOMURA ALTERNATIVE INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2025

H15T1Y	- 1 Year Treasury Rate
LLC	- Limited Liability Company
L.P.	- Limited Partnership
Ltd.	- Limited Company
REMIC	- Real Estate Mortgage Investment Conduit
SOFR	- Secured Overnight Financing Rate
TSFR3M	- 3 Month Term Secured Overnight Financing Rate
WSJ Prime	- Wall Street Journal Prime Rate

Reference Rates:

1 Year Treasury Rate as of March 31, 2025 was 4.03%.

3 Month Term Secured Overnight Financing Rate as of March 31, 2025 was 4.35%.

Secured Overnight Financing Rate as of March 31, 2025 was 4.41%.

Wall Street Journal Prime Rate as of March 31, 2025 was 7.50%.

(a)	Restricted Security. See Note 2.

(b)	Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Consolidated Financial Statements for respective unfunded commitments and redemption restrictions.

(c)	The Fund’s interest in this investment is held through a wholly-owned subsidiary of the Fund, NAIF Splitter LLC.

(d)	Level 3 securities fair valued using significant unobservable inputs. See Note 2.

(e)	Variable rate investment. Interest rate shown reflects the rate in effect at March 31, 2025 is based on the reference rate plus the displayed spread as of the security’s last reset date. Interest rates reset periodically.

(f)	The interest rate and maturity date presented are adjusted periodically based on the terms set forth in the investment’s offering documents. Rate and maturity date shown are effective at period end.

(g)	The interest rate presented is adjusted periodically based on the terms of the loan agreement. Rate shown is effective at period end.

(h)	Income is being accreted over a period of 90 days from initial purchase of each set of receivables to contractual cost. Rate shown is effective at period end.

(i)	Contractual rate presented but as of March 31, 2025 the Fund has ceased income accrual as the security is in default.

(j)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2025, the total market value of 144A securities is $5,286,287 or 3.0% of net assets.

(k)	Rate disclosed is the seven day effective yield as of March 31, 2025.

(l)	Includes cash held as collateral for futures contracts.

(m)	This investment has an unfunded commitment as of March 31, 2025. See Note 3.

(n)	Investment is a Collateralized Loan Obligation Warehouse which is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle.

(o)	The interest rate and maturity date presented are adjusted periodically based on the terms set forth in the investment’s offering documents. Maximum interest has been fully accrued prior to March 31, 2025 and has ceased accruing. Payment of principal and interest is pending following the conclusion of the investment period.

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

ASSETS

Investments in securities, at cost	$170,439,894
Investments in securities, at value	171,218,477
Cash	254,967
Collateral Cash for derivative instruments	5,205
Dividends receivable	2,693,127
Interest receivable	1,003,578
Due from Adviser (Note 4)	172,390
Receivable for Fund shares sold	568,768
Prepaid registration expense	21,429
TOTAL ASSETS	175,937,941

LIABILITIES
Distributions payable	1,008,076
Legal fees payable	119,644
Administrative services fees payable	20,245
Audit fees payable	20,000
Accrued expenses and other liabilities	50,841
TOTAL LIABILITIES	1,218,806
NET ASSETS	$174,719,135

CONTINGENCIES AND COMMITMENTS (NOTE 3)

NET ASSETS CONSIST OF:
Paid in capital	$173,433,933
Accumulated deficit	1,285,202
NET ASSETS	$174,719,135

PRICING OF CLASS I SHARES:

Net Assets applicable to Class I Shares	$174,719,135
Class I Shares outstanding ($0 par value, unlimited shares authorized)	17,667,792

Net asset value, offering price and redemption price per share	$9.89

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

INVESTMENT INCOME
Dividend income	$8,757,413
Interest	4,339,588
TOTAL INVESTMENT INCOME	13,097,001

EXPENSES
Investment management fees (Note 4)	1,236,720
Legal fees	718,204
Administrative services fees (Note 4)	194,581
Professional fees (Note 4)	148,660
Audit and tax fees	122,600
Trustees fees and expenses	105,000
Registration expenses	45,273
Transfer agent fees	40,515
Printing and postage expenses	21,235
Custodian fees	17,769
Federal excise tax expense	4,090
Line of credit expenses	1,975
Other expenses	97,331
TOTAL EXPENSES	2,753,953
Less: Fees waived by the Adviser (Note 4)	(1,180,714)
NET EXPENSES	1,573,239
NET INVESTMENT INCOME	11,523,762

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	84,363

Net change in unrealized appreciation on:
Investments	(55,115)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	29,248

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,553,010

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2025	March 31, 2024
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$11,523,762	$5,094,594
Net realized gain/(loss) from investments and futures contracts	84,363	(15,312)
Net change in unrealized appreciation/(depreciation) on investments	(55,115)	875,517
Net increase in net assets resulting from operations	11,553,010	5,954,799

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(13,449,245)	(6,361,542)
From distributions to shareholders	(13,449,245)	(6,361,542)

CAPITAL SHARE TRANSACTIONS
Class I:
Proceeds from shares sold:	54,228,747	4,945,719
Reinvestment of distributions:	11,494,219	6,302,867
Payments for shares redeemed:	(361,327)	—
Net increase in Class I net assets from capital share transactions	65,361,639	11,248,586

TOTAL INCREASE IN NET ASSETS	63,465,404	10,841,843

NET ASSETS
Beginning of year	111,253,731	100,411,888
End of year	$174,719,135	$111,253,731

SHARE ACTIVITY
Class I:
Beginning of year	11,113,389	10,000,000
Shares sold	5,436,298	484,857
Shares reinvested	1,154,259	628,532
Shares redeemed	(36,154)	—
End of year	17,667,792	11,113,389

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

Cash Flows From Operating Activities:
Net increase in Net Assets resulting from operations	$11,553,010
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of long-term portfolio investments	(89,632,455)
Proceeds from sale of long-term portfolio investments	18,315,012
Proceeds from paydowns of investments	(33,226)
Return of capital from investments	1,343,052
Net short term investment purchases (net of amortization)	9,839,044
Net realized loss on investments	(84,363)
Change in unrealized appreciation/(depreciation) on investments	55,115
Net accretion of discounts	(626,738)

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Due from Adviser	(91,053)
Dividends and interest receivable	(2,774,561)
Prepaid expenses and other assets	9,362
Increase/(Decrease) in Liabilities:
Audit fees payable	20,000
Legal fees payable	32,934
Administrative services fees payable	20,245
Other accrued expenses	(26,952)
Net Cash Used for Operating Activities	(52,081,574)

Cash Flows From Financing Activities:
Proceeds from shares issued	53,664,904
Payment on shares redeemed	(361,327)
Cash distributions paid to shareholders, net of reinvestments	(966,913)
Net Cash Provided by Financing Activities	52,336,664

Net increase in cash and restricted cash	255,090
Cash and restricted cash at beginning of year	5,082
Cash and Restricted Cash at End of Year	$260,172

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
For the Year Ended March 31, 2025

Supplemental Disclosure of Non-Cash Activity:
Non-cash financing activities not included above consists of reinvestment of distributions	$11,494,219
Federal excise tax expense	4,090
Total Non-Cash Activity	$11,498,309

Supplemental Disclosure of Cash Flow Information:

Reconciliation of Cash and Restricted Cash at the End of Year to the Consolidated Statement of Assets and Liabilities
Cash	$254,967
Restricted Cash	5,205
Cash and Restricted Cash, ending balance	$260,172

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

	Class I
	Year Ended		Year Ended		Period* Ended
	March 31, 2025		March 31, 2024		March 31, 2023
Net asset value, beginning of year/period	$10.01		$10.04		$10.00
Activity from investment operations:
Net investment income (a)	0.88		0.50		0.04
Net realized and unrealized gain/(loss) on investments	0.01		0.09		(0.00	) (b)
Total from investment operations	0.89		0.59		0.04
Less distributions from:
Net investment income	(1.01)		(0.52)		—
Net realized gains	—		(0.10)		—
Total distributions	(1.01)		(0.62)		—
Net asset value, end of year/period	$9.89		$10.01		$10.04
Total return (c)	9.17	% (k)	5.86	% (k)	0.40	% (d)
Net assets, end of year/period (000’s)	$174,719		$111,254		$100,412
Ratios and Supplemental Data:
Ratio of gross expenses to average net assets (e)(f)	2.11%		2.08	% (g)	3.01	% (i)
Ratio of net expenses to average net assets (f)	1.21	% (h)	1.21	% (g)	1.20	% (i)
Ratio of net investment income to average net assets (f)(j)	8.84%		4.90%		3.47	% (i)
Portfolio Turnover Rate	15%		11%		0	% (d)

*	The Nomura Alternative Income Fund commenced operations on February 13, 2023.

(a)	Per share amounts calculated using the average daily shares method, which more appropriately presents the per share data for the year/period.

(b)	Amount represents less than $0.005.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(d)	Not Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2025, the Fund’s underlying investment companies included a range of management fee from 0.30% to 1.75% (unaudited) and performance fees from 10% to 20% (unaudited).

(g)	Includes line of credit expenses. If this had been excluded, the ratio of gross expenses to average net assets and the ratio of net expenses to average net assets would have been 2.07% and 1.20%, respectively.

(h)	Includes federal tax and line of credit expenses. If this had been excluded, the ratio of net expenses to average net assets would have been 1.20%.

(i)	Annualized.

(j)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(k)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2025

1.	ORGANIZATION

Nomura Alternative Income Fund (the “Fund”) was organized as a Delaware statutory trust on August 24, 2022 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The primary investment objective of the Fund is to maximize risk-adjusted total return and the Fund will seek to provide current income as a secondary investment objective. The Fund is managed by Nomura Capital Management LLC (the “Adviser”).

The Fund commenced operations on February 13, 2023. The Fund has been granted exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. As of March 31, 2025, only Class I Shares were available for purchase. Pursuant to the Exemptive Relief, the Fund may offer Class D Shares and Class A Shares, and may offer additional classes of shares in the future. Please refer to the Fund’s prospectus for additional information.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Adopted Accounting Standards - In this reporting period, the Fund adopted FASB ASU 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Fund’s Vice President acts as the CODM. Adoption of the new standard impacted consolidated financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

Fund Valuation – The Fund’s net asset value (“NAV”) per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

Security Valuation – The Fund’s Board of Trustees (the “Board”) has designated the Adviser as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Fund’s Fair Valuation of Investments Policy. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in its discussions and deliberations.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

Investments in securities that are listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

The Fund invests in loans and other securities that are not publicly traded and for which no market-based price quotation is available. As a general matter, to value the Fund’s investments, the Adviser uses current market values when available, and otherwise value the Fund’s investments with fair value methodologies that the Adviser believes to be consistent with those used by the Fund for valuing its investments. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV.

Securities that are not publicly traded or whose market prices are not readily available will initially be valued at acquisition cost until a fair value is determined by the Adviser in good faith pursuant to the valuation policies adopted by the Adviser and approved by the Board. An independent, third-party valuation firm may review the Fund’s Level 3 investments. The Adviser and independent valuation firm(s) use a variety of approaches to establish the fair value of these investments in good faith. In the interim between third-party evaluations, the Adviser monitors these investments on a daily basis and the Valuation Committee reviews each Level 3 investment on a monthly basis as set forth in the procedures adopted by Adviser and approved by the Board.

Private investment companies in which the Fund invests its assets (collectively, “Private Investment Funds” and, together with mutual funds (including money market funds), business development companies, closed-end funds, exchange-traded funds (“ETFs”), and other registered investment companies, “Portfolio Funds”) are generally valued based on the latest NAV reported by such Private Investment Fund’s investment manager (the “Private Fund Manager”). New purchases of Private Investment Funds may be valued at acquisition cost initially until a NAV is provided by the Adviser. If the NAV of an investment in a Portfolio Fund is not available at the time the Fund is calculating its NAV, the Valuation Committee will consider any cash flows since the reference date of the last NAV reported by the Private Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Private Fund Manager.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2025 for the Fund’s assets measured at fair value:

				Investments
				Valued Using
				Practical
Assets	Level 1	Level 2	Level 3	Expedient	Total
Loans	$—	$—	$43,952,946	$—	$43,952,946
Collateralized Loan Obligations	—	5,286,287	—	—	5,286,287
Collateralized Mortgage Obligations	—	4,685,320	—	—	4,685,320
Private Investment Vehicles	—	—	5,717,108	1,537,805	7,254,913
Collateralized Loan Obligations	—	—	—	—	—
Investment Partnerships	—	—	—	102,105,021	102,105,021
Short-Term Investment	7,933,990	—	—	—	7,933,990
Total	$7,933,990	$9,971,607	$49,670,054	$103,642,826	$171,218,477

The following is the fair value measurement of investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

		Unfunded	Redemption
Portfolio Fund	Fair Value	Commitments	Frequency	Notice Period
ACORE Credit Partners II, LP	$6,420,401	$8,493,022	N/A	N/A
AG Asset Based Credit Fund, L.P.	19,634,579	2,000,000	3 Years	3 Years
Alcova Capital Yield Premium Fund, L.P.	6,033,766	—	Quarterly	90 Days
Bastion Funding V L.P.	2,929,448	—	Quarterly	90 Days
Blue Owl A4 Evergreen (Cayman) LP	11,786,576	3,735,341	N/A	N/A
Crestline Opportunity Fund V Offshore TE/SWF, L.P.	2,631,996	2,699,123	N/A	N/A
Fairbridge Partners L.P.	2,497,563	—	Quarterly	90 Days
Maranon Senior Credit Strategies Fund XIV, L.P.	19,742,168	—	Quarterly	90 Days
Medalist Partners Asset-Based Private Credit Fund III Onshore Feeder, L.P.	18,862,868	743,836	Annually	180 Days
Saluda Grade Income Fund L.P.	5,077,000	—	Quarterly	60 Days
Sound Point Discovery Fund LLC	1,518,828	—	Quarterly	60 Days
SP Technology Payments II, LLC	1,537,805	—	Quarterly	90 Days
The Varde CRE Lending Fund, L.P.	4,969,828	—	Quarterly	90 Days
	$103,642,826	$17,671,322

The organizational documents of the Private Investment Funds typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Investment Fund accepts redemption requests and the Notice Period column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Private Investment
Vehicles and Loans
Beginning Balance as of March 31, 2024	$6,612,497
Total realized gain/(loss)/Paydowns	(3,543,504)
Change in Unrealized
Appreciation/(Depreciation)	(214,358)
Purchases or Contributions	49,193,393
Sales or Distributions	(1,505,704)
Amortization	627,730
Transfers out of Level 3 during the period	(1,500,000)
Ending Balance as of March 31, 2025	$49,670,054

Transfers out of Level 3 during the period represent investments that are being measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2025:

					Impact to
	Fair Value as of				Valuation from an
Level 3 Investments(a)	March 31, 2025	Valuation Technique	Unobservable Inputs	Range of Inputs/Weighted Average	Increase in Input
Loans	$6,861,249	Yield Analysis	Market Yield	6.93%-22.01%/14.63%	Increase
Loans	10,278,039	Yield Analysis	Discount Margin	5.67%-12.49%/9.19%	Decrease
Loans	26,428,100	Transaction Price	N/A	N/A	N/A
Loans	385,558	Recovery Analysis	Net Proceeds	1,785-2,916/ 2,350	Increase
Private Investment Vehicles	5,717,108	Transaction Price	N/A	N/A	N/A
	$49,670,054

(a)	Refer to the Consolidated Schedule of Investments for classifications of individual securities.

Restricted Securities – Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Additional information on each restricted investment held by the Fund at March 31, 2025 is as follows:

Security	Acquisition Date	Cost	Value	% of Net Assets
ACORE Credit Partners II, LP	3/21/2023	$6,488,342	$6,420,401	3.7%
AG Asset Based Credit Fund L.P.	9/15/2023	18,451,603	19,634,579	11.2%
Alcova Capital Yield Premium Fund, L.P.	3/18/2024	6,000,000	6,033,766	3.5%
Bastion Funding V L.P.	10/15/2024	3,000,000	2,929,448	1.7%
Blue Owl A4 Evergreen (Cayman) LP	4/4/2023	11,264,660	11,786,576	6.7%
Crestline Opportunity Fund V Offshore TE/SWF, L.P.	9/21/2023	2,339,008	2,631,996	1.5%
Fairbridge Partners L.P.	3/3/2025	2,500,000	2,497,563	1.4%
Lake Summit Alternative Loan Trust 2025-1	3/14/2025	5,217,108	5,217,108	3.0%
Maranon Senior Credit Strategies Fund XIV, LP	6/1/2023	20,257,410	19,742,168	11.3%
Medalist Partners Asset Based Private Credit Fund III LP Onshore Feeder, LP – Class B	3/21/2023	19,485,108	18,862,868	10.8%

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

Security	Acquisition Date	Cost	Value	% of Net Assets
Saluda Grade Income Fund L.P.	2/3/2025	$5,000,000	$5,077,000	2.9%
Sound Point Discovery Fund LLC	4/3/2024	1,500,000	1,518,828	0.9%
SP Technology Payments II, LLC	4/4/2024	1,500,000	1,537,805	0.9%
The Varde CRE Lending Fund, L.P.	1/6/2025	5,000,000	4,969,828	2.8%
Wolfe Pond Park CLO	2/14/2025	500,000	500,000	0.3%
2 Hopmeadow Street Realty Company, LLC	7/29/2024	500,000	500,450	0.3%
28 Pearl Street Development LLC	12/17/2024	1,000,000	1,000,000	0.6%
40 Connecticut Ave Associates LLC	10/15/2024	600,000	600,000	0.3%
61 West Street Associates LLC	7/29/2024	700,000	700,770	0.4%
A. Stucki Company	3/27/2025	1,091,768	1,091,750	0.6%
A. Stucki Company - First Lien Delay Draw	3/27/2025	(1,500)	(1,500)	0.0%
BDP Bloomfield Avenue, LLC	1/8/2025	800,000	800,000	0.5%
Beezle Azul LLC	12/19/2024	750,000	750,000	0.4%
Blueberry Hill II, LLC	1/8/2025	800,000	800,000	0.5%
Bojadzic Construction LLC	12/19/2024	540,000	540,000	0.3%
Bristol Industrial Senior Loan	3/13/2024	1,249,568	1,270,875	0.7%
Cashco Financial, Inc.	9/20/2024	1,509,615	1,521,000	0.9%
CH SPV A Holding LLC	9/20/2024	1,509,491	1,520,100	0.9%
Cliffhanger 2 Productions, LLC	7/29/2024	956,250	956,250	0.5%
CR Steak LV LLC	1/10/2024	737,145	738,713	0.4%
Dorset Crossing, LLC	7/29/2024	625,000	625,250	0.3%
Future Family Loan Portfolio, Class A	5/16/2024	916,106	931,771	0.5%
Future Family Loan Portfolio, Class B	5/16/2024	28,717	29,055	0.0%
IHC California LLC & Iron Horse Credit LLC	8/9/2024	344,190	349,869	0.2%
Leasepoint Funding Group, LLC	2/3/2025	2,000,000	2,000,000	1.1%
Nexgen Financial	9/20/2024	1,510,192	1,525,950	0.9%
OD Intermediate SUBI Holdco VII LLC	2/21/2025	1,518,086	1,518,750	0.9%
OnRamp Funding	11/27/2024	1,509,962	1,511,250	0.9%
Opus Trust I/II	9/20/2024	1,507,927	1,513,200	0.9%
OTG Productions LLC	9/13/2024	1,250,000	1,250,000	0.7%
Peyton Project, LLC	1/8/2025	800,000	800,000	0.5%
PFF, LLC, Promissory Note	12/19/2024	3,000,000	3,000,000	1.7%
PFF, LLC, Promissory Note	1/15/2025	3,000,000	3,000,000	1.7%
R&R Clinton Ventures III	7/29/2024	500,000	500,450	0.3%
Raistone Purchasing LLC	8/6/2024	891,380	891,380	0.5%
Riddick 4 Production LLC	9/4/2024	908,970	908,970	0.5%
Royersford Industrial Senior Loan	3/13/2024	1,399,206	1,410,360	0.8%
Sezzle, Inc.	9/20/2024	1,509,623	1,521,000	0.9%
Silver Birch Realty LLC	12/19/2024	700,000	700,000	0.4%
Sound View Tower LLC	7/29/2024	1,500,000	1,508,250	0.9%
Swintstorage Gainesville FL, LLC	1/8/2025	800,000	800,000	0.5%
Tampa Industrial Senior Loan	3/13/2024	249,519	252,225	0.1%
Ultra Padel Club	1/10/2024	709,679	720,000	0.4%
Vernance Originations, LLC	11/27/2024	1,510,153	1,511,250	0.9%
Windsor Street Associates, LLC, et al.	2/20/2025	2,000,000	2,000,000	1.1%
Yacht Management Services	1/10/2024	739,344	385,558	0.3%
		$152,673,630	$153,312,880	87.8%

Consolidation of Subsidiary – The Fund has established a limited liability company, NAIF Splitter LLC (the “Subsidiary”), which is wholly owned and controlled by the Fund. The Subsidiary is a disregarded entity for tax purposes. The operations of the Subsidiary have been consolidated with the Fund’s for financial reporting purposes. Accordingly, all inter-company transactions and balances have been eliminated.

Futures – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. To manage equity price risk, the Fund may enter into futures contracts. Upon entering a futures contract with a broker, the Fund deposits a “cash deposit” with the broker as recorded in the accompanying Consolidated Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. There were no

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

futures contracts outstanding as of March 31, 2025 and the Fund did not transact in futures contracts during the year ended March 31, 2025.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (the “FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Restricted Cash – Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

The Fund held cash in the amount of $5,205 as of March 31, 2025 related to collateral requirements for futures contracts.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes - The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2023 returns or expected to be taken in the Fund’s September 30, 2024 year-end tax return. Generally, tax authorities can examine tax returns filed for the last three tax years. The Fund identifies its major tax jurisdictions as U.S. Federal, state, local and foreign, where applicable. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the tax year ended September 30, 2024, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	CONTINGENCIES AND COMMITMENTS

As of March 31, 2025, the Fund had unfunded commitments and/or contingencies as follows:

		Unfunded
Portfolio Fund	Fair Value	Commitments
Investments valued at NAV as practical expedient*	$103,642,826	$17,671,322
A. Stucki Company	1,091,750	400,000
Wolfe Pond Park CLO. Ltd.	500.000	1,500,000
	$105,234,576	$19,571,322

*	See Note 2 for investments valued at NAV as a practical expedient.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

Typically, when the Fund invests in a Private Investment Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the unfunded commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Investment Fund. As of March 31, 2025, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

4.	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Investment Management Fees – Pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a fee consisting of two components — a base management fee (the “Management Fee”) and, if earned, an incentive fee (the “Incentive Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of 0.95% of the Fund’s average daily net assets. During the year ended March 31, 2025, the Fund allocated Management Fees are reported on the Consolidated Statement of Operations.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “Pre-Incentive Fee Net Investment Income” (as defined below) for the immediately preceding quarter, and is calculated as follows:

●	No incentive fee is payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.50% per quarter based on the Class’s average daily net assets (calculated in accordance with GAAP) (the “Quarterly Return”).

●	All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.765% of the average daily net assets of that Class (calculated in accordance with GAAP) for the fiscal quarter will be payable to the Adviser.

●	For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.765% of the Class’s average daily net assets (calculated in accordance with GAAP), the Incentive Fee with respect to that Class will equal 15% of Pre-Incentive Fee Net Investment Income attributable to the Class.

“Pre-Incentive Fee Net Investment Income” for a Class means interest income, dividend income and any other income accrued (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) during the fiscal quarter and allocated to the Class, minus the Class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to the Class accrued during the quarter. For such purposes, the Fund’s operating expenses will include the Management Fee but will exclude the Incentive Fee. Pre-Incentive Fee Net Investment Income does not include income earned on short-term investments or investments in underlying Private Investment Funds but does include income on investments in all other Portfolio Funds. For the year ended March 31, 2025, the Fund has not accrued or paid an Incentive Fee.

The Adviser has entered into an expense limitation and reimbursement agreement with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), the Incentive Fee, expenses incurred in connection with any merger or reorganization, and extraordinary or non -routine expenses, such as litigation expenses) do not exceed 1.20% of the average daily net assets of Class I Shares (the “Expense Limit”) at least until July 28, 2025. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and any then-existing expense limit.

During the year ended March 31, 2025, the Adviser waived fees and reimbursed the Fund for expenses in the amount of $1,180,714.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

Cumulative waivers and expense reimbursements subject to the aforementioned recoupment will expire on March 31 of the following years:

2026	$233,524
2027	$905,952
2028	$1,180,714

Pursuant to a separate sub-advisory agreement among the Fund, the Adviser and Nomura Corporate Research and Asset Management Inc. (the “Sub-Adviser”), the Sub -Adviser receives a quarterly advisory fee in arrears with respect to the portion of the Fund’s assets managed by the Sub-Adviser equal to an annual rate of 0.30% of such sub-advised assets’ average total market value, subject to certain adjustments. The Sub-Adviser’s fee is paid by the Adviser out of the Adviser’s Management Fee.

As of the date of this report, the Sub-Adviser has not begun managing assets of the Fund.

PINE Advisors LLC (“PINE”) – PINE provides compliance and treasury services to the Fund pursuant to service agreements. In consideration for these services and as disclosed in the Consolidated Statement of Operations, PINE is paid a monthly fee out of the assets of the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS and as disclosed in the Consolidated Statement of Operations, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Foreside Financial Services, LLC (“Distributor”) –Under a distribution agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best-efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser typically enter into such agreements alongside the Distributor. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

During the year ended March 31, 2025, the Fund did not pay distribution related charges pursuant to the distribution agreement.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2025, was as follows:

	Purchases	Sales
Non-U.S. Government Securities	$89,631,325	$9,108,450
U.S. Government Securities	—	9,206,563
Total	$89,631,325	$18,315,013

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

6.	RISK FACTORS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Liquidity Risk – Although the Fund has a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the shares he or she desires to sell. Accordingly, the Fund should be considered an illiquid investment.

Investment and Market Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund also represents an indirect investment in any Portfolio Funds. The value of the Fund or a Portfolio Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably, and an investment in the Fund at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Limited Operating History –The Fund is a non-diversified, closed-end interval fund with limited operating history.

Portfolio Fund Risk – The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of Portfolio Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Portfolio Funds (such as the use of derivatives). The ETFs in which the Fund may invest that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transaction costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed -end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

Private Investment Funds Risks – The Fund may invest in private investment funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the private investment funds’ investments as such private investment funds’ managers. Investments in private investment funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a private investment fund in addition to the management fees and other expenses paid by the Fund.

Valuation Risk –Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for many of the Fund’s (or certain Portfolio Funds’) investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund (or Portfolio Fund). As a result, the Fund (or Portfolio Fund) may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund (or Portfolio Fund) is less than the value of such loans or fixed-income instruments carried on the Fund’s (or Portfolio Fund’s) books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund (or Portfolio Fund), as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund (or Portfolio Fund) from its investments. This could adversely affect shareholders whose shares are repurchased as well as new shareholders and remaining shareholders.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates a presumption of control of the Fund under section 2(a)(9) of the 1940 Act. As of March 31, 2025, Nomura Holding America Inc. held 66.4% of the Fund, and Charles Schwab & Co. held 28.6% of the Fund, and both may be deemed to control the Fund.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

8.	TAX BASIS INFORMATION

The Fund has selected a tax year end of September 30. The Fund intends to elect to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. As of September 30, 2024, the Fund continues to qualify as a RIC.

To avoid imposition of the excise tax applicable to RICs, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of fund distributions paid for the tax year ended September 30, 2024 (the Fund had no distributions for the tax year ended September 30, 2023) were as follows.

Tax Year Ended
September 30, 2024
Ordinary Income	$10,866,420
Long-Term Capital Gain	22,624
$10,889,044

The following information is computed on a tax basis for each item as of September 30, 2024:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$—	$(155,064)	$3,793,535	$3,638,471

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax adjustments for partnerships and accrued Fund dividend payable.

Permanent book and tax differences, primarily attributable to taxable over-distributions and non-deductible expenses, resulted in reclassifications for the tax period ended September 30, 2024 and had no effect on operations or net assets. The reclassifications were as follows:

Paid
In	Distributable
Capital	Earnings
$(3,167,945)	$3,167,945

The following information is computed on a tax basis for each item as of March 31, 2025:

The tax cost and unrealized appreciation (depreciation) for the tax period-ended September 30, 2024 adjusted for March 31, 2025 activity, were as follows:

Cost for Federal Tax purposes	$168,005,199

Unrealized Appreciation	$4,707,679
Unrealized Depreciation	(1,494,401)
Tax Net Unrealized Appreciation	3,213,278

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2025

9.	REPURCHASE OFFERS

Pursuant to Rule 23c- 3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended March 31, 2025, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of its issued and outstanding Fund shares at a price equal to the NAV as of the Repurchase Pricing Date. The results of the completed repurchase offers were as follows:

	Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value as of Repurchase Offer Date	Amount Repurchased	Percentage of Outstanding Shares Repurchased
Repurchase Offer #1	April 24, 2024	May 24.2024	May 24. 2024	$10.00	$251,292	0.22%
Repurchase Offer #2	July 24, 2024	August 23,2024	August 23,2024	$10.03	$65,366	0.06%
Repurchase Offer #3	October 23, 2024	November 22, 2024	November 22. 2024	$10.04	$—	0.00%
Repurchase Offer #4	January 27,2025	February 20, 2025	February 20,2025	$9.91	$44,669	0.03%

10.	CREDIT FACILITY

On July 11, 2023, the Fund entered into a secured, revolving line of credit facility with U.S. Bank National Association (the “Credit Facility”). The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $10,000,000 or one-third of the gross market value of the unencumbered assets of the Fund. The interest rate on borrowings from the Credit Facility is calculated at a rate per annum equal to the prime rate and is payable monthly in arrears. During the year ended March 31, 2025, the Fund did not borrow from the Credit Facility or pay any interest. On July 9, 2024, the Fund entered into an amendment to the Credit Facility to extend the term through July 8, 2025.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Nomura Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Nomura Alternative Income Fund (the “Fund”) as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and for the period February 13, 2023 (commencement of operations) through March 31, 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period February 13, 2023 through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and private issuers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 30, 2025

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION (Continued)
March 31, 2025 (Unaudited)

Terms and Conditions of Dividend Reinvestment Plan

Holders of shares of beneficial interests (the “Shares”) of Nomura Alternative Income Fund (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1. Enrollment of Participants. Each holder of Shares (a “Shareholder”) will automatically be a Participant, subject to the ability to “opt-out” of the Plan. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2. The Plan Administrator. The Fund’s administrator (the “Administrator”) will act as Administrator for each Participant. The Administrator or its delegee administrator will open an account for each Participant under the Plan in the same name as the one in which his, her or its outstanding Shares are registered.

3. Cash Option. The Fund will declare all income dividends and/or capital gains distributions (collectively, “Distributions”) payable in Shares (or, as discussed below, at the option of Shareholders solely upon an affirmative election, in cash). To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund that is used for the daily closing date immediately preceding such distribution payment date. Notwithstanding the foregoing, the Fund, in its sole discretion, may elect to provide Participants with an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by 95% of the NAV of the Fund that is used for the daily closing date immediately preceding such distribution payment date.

A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. However, a Shareholder must request to change its election no less than 60 days prior to the record date of the distribution for the change to be effective for such distribution. If the request is made within 60 days prior to the record date of the distribution, the change will not be effective for such distribution but will be effective as to subsequent distributions.

4. Valuation. For purposes of the Plan, the Fund’s NAV shall be the NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend).

5.  Recordkeeping. The Administrator will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other Shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Administrator of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Administrator will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination.

Any Distributions of Shares or split Shares distributed by the Fund on Shares held by the Administrator for Participants will be credited to their accounts.

6. Fees. The Administrator’s service fee, if any, for administering the Plan will be paid by the Fund.

7.  Termination of the Plan. The Plan may be terminated by the Fund at any time upon written notice to the Participants.

8. Amendment of the Plan. These terms and conditions may be amended by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by sending written notice to the Participants at least 30 days prior to the effective date thereof.

9. Applicable Law. These terms and conditions shall be governed by the laws of the State of Delaware.

Adopted:	January 30, 2023

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2025

The Board has overall responsibility for management of the Fund’s affairs. The Trustees serve during the lifetime of the Fund and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The Trustees and the Fund’s officers and their biographical information as of March 31, 2025 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 833-836-0206.

INDEPENDENT TRUSTEES

				Number of	Other
				Portfolios in	Directorships
Name,	Positions(s)			Fund	Held
Address	Held	Length of		Complex*	by Trustee
and Year of	with the	Time	Principal Occupation(s)	Overseen	During
Birth	Fund	Served	During Past 5 Years	by Trustee	Past 5 Years
Katherine Q. Rosa Year of Birth: (1970) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Trustee	Since Inception	Managing Director, VSV Management LLC (since 2021); Managing Director and Global Head of Alternative Investments, J.P. Morgan Securities Inc. (2017-2020).	1	Director, Social Leverage Acquisition Corp I (2021- 2024)
Michael Falcon Year of Birth: (1962) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Trustee and Chairman	Since Inception	Chief Executive Officer, Eagle Capital Management, LLC (since 2023); Sole Member, 29 Feathers LLC (since 2022); Chairman and Chief Executive Officer, Jackson Financial, Inc. (2019-2021); and Group Executive Committee, Prudential PLC (2019- 2021).	1	Jackson National Life et al (2019- 2021).
David Brigstocke Year of Birth: (1953) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Trustee	Since Inception	Principal, DBrigstocke LLC (2018-2023).	1	iNED, Franklin Templeton Fund Management Ltd. (since 2019).

*	The fund complex consists of the Fund.

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2025

INTERESTED TRUSTEES AND OFFICERS

				Number of	Other
				Portfolios in	Directorships
Name,		Length		Fund	Held
Address	Positions(s) Held	of		Complex*	by Trustee
and Year of	with the	Time	Principal Occupation(s)	Overseen	During
Birth	Fund	Served	During Past 5 Years	by Trustee	Past 5 Years
Robert Stark Year of Birth: (1976) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	President and Trustee	Since Inception	Founder and CEO, Alterum Capital Partners LLC (2021-2022); Executive Committee Member, FS Investments (2018-2021).	1	American Century Investments (since 2023).
Matthew Pallai Year of Birth: (1979) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Vice President	Since June 2024

Chief Investment Officer,

Nomura Capital

Management LLC (since

2022); Co-Founder & Chief

Investment Officer,

Alterum Capital Partners

LLC (2021-2022); Head of

Multi-Asset Solutions,

Harbor Capital Advisors

(2020-2021);

Manager/Head of Advisory

Portfolio Solutions

Investment Team,

JPMorgan Asset

Management (2019-2020).

				N/A	N/A
Matthew Nelson Year of Birth: (1981) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Vice President	Since June 2024	Chief Operations Officer, Nomura Capital Management LLC (since 2022); Director, Data Advisory Services, Invesco (2018-2022).	N/A	N/A
Madeline Arment Year of Birth: (1989) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Treasurer, Principal Financial Officer/Principal Accounting Officer	Since Inception	Director, PINE Advisors LLC (since 2022); Fund Controller, ALPS Fund Services, Inc., (2018-2022).	N/A	N/A

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2025

Number
of
Portfolios
				in	Other
				Fund	Directorships
Name,		Length		Complex*	Held
Address	Positions(s) Held	of	Principal	Overseen	by Trustee
and Year of	with the	Time	Occupation(s)	by	During
Birth	Fund	Served	During Past 5 Years	Trustee	Past 5 Years
Laura Szalyga Year of Birth: (1978) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Assistant Treasurer	Since Inception	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Katherine Peña Year of Birth: (1977) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Secretary	Since Inception	In-house counsel, Nomura Holding America Inc. (since 2021); Associate, Michelman & Robinson, LLP (2018-2021).	N/A	N/A
Timothy Burdick Year of Birth: (1986) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Assistant Secretary	Since Inception

Vice President and Senior

Managing Counsel,

Ultimus Fund Solutions,

LLC (2023-present); Vice

President and Managing

Counsel, Ultimus Fund

Solutions, LLC (2022-

2023); Assistant Vice

President and Counsel,

Ultimus Fund Solutions,

LLC (2019-2022).

				N/A	N/A
Amy Siefer Year of Birth: (1977) c/o Ultimus Fund Solutions, LLC 46707 Cincinnati, OH 45246	Chief Compliance Officer	Since September 2024	Director of PINE Advisor Solutions (since 2024); Vice President, Citi Fund Services (2012-2024).	N/A	N/A

*	The fund complex consists of the Fund.

PRIVACY NOTICE

FACTS	WHAT DOES THE NOMURA ALTERNATIVE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depends on the product or service you have with us. This information can include:
● Name, Address, Social Security number
● Proprietary information regarding your beneficiaries
● Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Nomura Alternative Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions - information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call us at: 833-836-0206

PRIVACY NOTICE

Who are we
Who is providing this notice?	Nomura Alternative Income Fund
What we do
How does Nomura Alternative Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does Nomura Alternative Income Fund collect my personal information?

We collect your personal information, for example

●    To know investors’ identities and thereby prevent unauthorized access to confidential information;

●      To design and improve the products and services we offer to investors;

●     To comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●      sharing for affiliates’ everyday business purposes – information about your creditworthiness

●      affiliates from using your information to market to you

●      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Nomura Alternative Income Fund has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Nomura Alternative Income Fund does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Nomura Alternative Income Fund doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-910-4232 or by referring to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1- 877-910-4232.

INVESTMENT MANAGER

Nomura Capital Management LLC

Worldwide Plaza, 309 West 49th Street

New York, New York 10019-7316

SUB-ADVISER

Nomura Corporate Research and Asset Management Inc.

Worldwide Plaza, 309 West 49th Street

New York, New York 10019-7316

ADMINISTRATOR, ACCOUNTING

AND TRANSFER AGENT

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Cohen & Company Ltd.

1835 Market St., Suite 310

Philadelphia, PA 19103

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

CUSTODIAN

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53212

INDEPENDENT TRUSTEES

Katherine Q. Rosa

Michael Falcon

David Brigstocke

PRESIDENT AND INTERESTED TRUSTEE

Robert Stark

PRINCIPAL FINANCIAL OFFICER AND TREASURER

Madeline Arment

CHIEF COMPLIANCE OFFICER

Amy Siefer

Nomura-AR25

(b)	Not applicable

ITEM 2. CODE OF ETHICS.

(a)       As of the end of the period covered by this report, Nomura Alternative Income Fund (the "registrant" or the "Fund") has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        Not applicable.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The Registrant’s board of trustees has determined that Mr. David Brigstocke and Mr. Michael Falcon are audit committee financial experts, as defined in Item 3 of Form N-CSR. Messrs. Brigstocke and Falcon are independent for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 and $80,000 with respect to the fiscal years ended March 31, 2024 and March 31, 2025, respectively.

(b)	Audit-Related Fees

No fees were billed during the fiscal years ended March 31, 2024 or March 31, 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $10,000 and $26,785 with respect to the registrant’s fiscal years ended March 31, 2024 and March 31, 2025, respectively. The services comprising these fees were for the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of federal excise tax returns.

(d)	All Other Fees

No other fees were billed during the fiscal years ended March 31, 2024 or March 31, 2025 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

0.00%
(f)	None.

(g)	None.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The Registrant’s schedule of investments in unaffiliated issuers as of the close of the reporting period is included in the Financial Statements under Item 1(a) of this form.
(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The proxy voting policies and procedures of the Fund are attached hereto as an exhibit.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of filing this report:

Matthew Pallai. Matthew Pallai is Chief Investment Officer (“CIO”) of Nomura Capital Management, LLC ("NCM") and has served as a portfolio manager of the Fund since its inception. Mr. Pallai joined NCM in April 2022. Mr. Pallai has over two decades of financial services industry experience. Before joining Nomura, he was a Co-founder and CIO of Alterum Capital Partners LLC, a private credit focused investment management business. Prior to co-founding Alterum Capital Partners, he was an Executive Vice President at Harbor Capital Advisers, where, as Head of Multi Asset Solutions, he led the build-out of a new team and investment capability and served as a member of the Management Committee. Mr. Pallai began his career and spent 17 years at J.P. Morgan Asset Management as a portfolio manager focused on security selection, global market dynamics, asset allocation, and portfolio construction on a range of strategies across Securitized Products, Multi-Sector Fixed Income, and Multi Asset Solutions - most recently serving as a co-manager on a suite of Multi Asset Income strategies and Head of the Advisory Portfolio Solutions investment team. Before moving into the Multi-Asset space, Mr. Pallai was a portfolio manager in the Global Fixed Income, Currency & Commodity group, co-managing a suite of Multi Sector Unconstrained Fixed Income portfolios (income oriented, total return, and absolute return), and had lead responsibility for the securitized products investments within these strategies. Previously, he held portfolio management positions on both the Agency and Non-Agency Mortgage (RMBS) Teams. Mr. Pallai holds a Bachelor of Arts in mathematics from Boston College and a Master of Arts in economics from New York University.

Ashu Pal. Ashu Pal is Head of Portfolio Management at NCM and a member of the Investment Committee and has served as a portfolio manager of the Fund since April 4, 2025. Mr. Pal leads the Fund's investment strategy, portfolio construction, asset allocation and manages a team of two. Mr. Pal has over two decades experience in private credit and structured debt. Before joining Nomura in 2025, he was a Senior Portfolio Manager at the Maryland State Retirement and Pension System where he has played a pivotal role in building out the plan’s private and liquid credit investments platform. Since internalizing portfolio execution in 2019, the Maryland public and private markets investments under the purview of Mr. Pal consistently garnered top quartile performance. Prior to joining Maryland in 2019, Mr. Pal held stints at Citigroup, the Asian Development Bank, and a proprietary credit fund sponsored by Macquarie Bank of Australia. He began his financial career at UBS Asset Management, where he managed a $7 billion structured debt portfolio. Mr. Pal received an MBA from the University of Chicago and an M.A. in Economics from North Carolina State University. He also holds the Chartered Financial Analyst (CFA) designation and has been a CFA exam grader. Mr. Pal is frequently invited by industry forums to share his expertise in designing and managing investment portfolios focused on private credit and structured debt.

Lily Scanlan. Lily Scanlan is the Junior Portfolio Manager at NCM. She has served the Fund as a portfolio manager since starting at Nomura in April 2023. Prior to joining Nomura, she was an Investment Analyst at Partners Capital, an outsourced chief investment officer. While there, she assisted in the management of multi-asset class portfolios of up to $1B according to the endowment model. This included building private markets allocations diversified by asset class, strategy, and vintage. Ms. Scanlan holds a Bachelor of Science in Business Administration with a concentration in Finance from Northeastern University. During her time at Northeastern, she gained work experience at JP Morgan, Morgan Stanley, and The Baupost Group.

(a)(2) Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Matthew Pallai
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$75.0*	1	$75.0*
Other Accounts	0	N/A	0	N/A
Ashu Pal
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Account	0	N/A	0	N/A
Lily Scanlan
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Account	0	N/A	0	N/A

*Value is estimated as of March 31, 2025.

Conflicts of Interest

NCM and the Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in NCM or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. NCM seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund.

If NCM or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

(a)(3) Portfolio Manager Compensation (as of March 31, 2025)

The Portfolio Managers have ownership and financial interests in and may receive compensation and/or variable profit distributions from, the NCM based on the NCM’s financial performance, such as its overall revenues and profitability. The Portfolio Managers’ compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the NCM impacts the NCM’s financial performance.

(a)(4) Portfolio Managers’ Ownership of Shares as of March 31, 2025

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member
Matthew Pallai	None
Ashu Pal	None
Lily Scanlan	None

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nomura Alternative Income Fund

By (Signature and Title)

/s/ Robert Stark
Robert Stark, Principal Executive Officer/President

Date   6/9/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Madeline Arment
Madeline Arment, Principal Financial Officer/Treasurer

Date 6/9/25